UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 21, 2004
                        (Date of earliest event reported)

                               Griffon Corporation
 _____________________________________________________________________________
             (Exact name of registrant as specified in its charter)



     Delaware                      1-6620                         11-1893410
 _____________________________________________________________________________
  (State or other               (Commission                     (IRS Employer
  jurisdiction of               File Number)                    Identification
  incorporation)                                                    Number)


     100 Jericho Quadrangle, Jericho, New York                      11753
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


                                 (516) 938-5544
______________________________________________________________________________
              (Registrant's telephone number including area code)


                                      N/A
______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Required FD Disclosure

     On May 21, 2004, Griffon Corporation (the "Registrant") commenced an offer for $130 million in principal amount of its currently outstanding 4.0% Contingent Convertible Subordinated Notes Due 2023 (the "Old Notes"), which was all of the Old Notes outstanding.

     On June 21, 2004, the Registrant accepted for exchange $130 million in principal amount of currently outstanding Old Notes which were properly tendered and not withdrawn in the Registrant's exchange offer. Pursuant to the terms of the exchange offer, which expired at 5:00 p.m., New York City time, on Monday, June 21, 2004, an aggregate $130 million principal amount of newly issued 4.0% Contingent Convertible Subordinated Notes Due 2023 (second series) and $390,000 in cash will be exchanged for the Old Notes.






























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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GRIFFON CORPORATION


                                              By:  /s/Robert Balemian
                                                   --------------------------
                                                   Robert Balemian, President


Dated:  June 21, 2004





























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